Exhibit 10.1

(Multicurrency -- Cross Border)


                                    ISDA(R)
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                          dated as of April 28, 2006


     Wachovia Bank, National Association and STRATS(SM) Trust for Allstate
                            Corporation Securities,
                                 Series 2006-3



have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


      Copyright (C) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

      (i)   in the same currency; and

      (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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      (ii)  Liability. If: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a)   Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                    ISDA(R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

      (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

      (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

      (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below: --

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i) If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                                                    ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.


                                                                    ISDA(R) 1992


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

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.


                                                                    ISDA(R) 1992


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

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                                                    ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated: --

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                                                    ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                                                    ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                                                    ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.


                                                                    ISDA(R) 1992


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

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                                                    ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.




WACHOVIA BANK, NATIONAL ASSOCIATION       STRATS(SM) TRUST FOR ALLSTATE
                                          CORPORATION SECURITIES, SERIES 2006-3

                                          By: The Bank of New York, as Trustee

By: /s/ Jeremy Swinson                    By: /s/ Kevin Pennant
   ---------------------------------         ----------------------------------
   Name:  Jeremy Swinson                     Name:  Kevin Pennant
   Title: Vice President                     Title: Assistant Vice President
   Date:  April 27, 2006                     Date:  April 28, 2006


                                                                    ISDA(R) 1992

                                                                Execution Copy

                                   SCHEDULE
                                    to the
                               MASTER AGREEMENT
                      dated as of April 28, 2006 between
                WACHOVIA BANK, NATIONAL ASSOCIATION ("Party A")
                                      and
             STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES,
                           SERIES 2006-3 ("Party B")

Part 1. Termination Provisions

(a) "Specified Entity" means, with respect to Party A for all purposes of this Agreement, none specified, and with respect to Party B for all purposes of this Agreement, none specified.

(b) "Specified Transaction" has its meaning as defined in Section 14 of this Agreement.

(c)   "Cross Default" does not apply to Party A or Party B.

(d)   "Credit Event Upon Merger" does not apply to Party A or Party B.

(e)   "Automatic Early Termination" does not apply to Party A or Party B.

(f) Payments on Early Termination. Except as otherwise provided in this Schedule, "Market Quotation" and the "Second Method" apply. In the case of any Terminated Transaction that is, or is subject to, any unexercised option, the words "economic equivalent of any payment or delivery" appearing in the definition of "Market Quotation" shall be construed to take into account the economic equivalent of the option. Additionally, in the event an Early Termination Date is designated by Party B in connection with an Event of Default or Termination Event with respect to which Party A is the Defaulting Party or sole Affected Party, then in no event shall any amount be payable under Section 6(e) of the Agreement by either Party A or Party B.

(g)   "Termination Currency" means United States Dollars.

(h) Limitation on Defaults. The Events of Default specified in Section 5 of this Agreement shall not apply to Party A or Party B except for the following:

      (i)   Section 5(a)(i) of this Agreement (Failure to Pay or Deliver).

      (ii) Section 5(a)(vii) of this Agreement (Bankruptcy), provided that, the failure to make any payment of interest on or principal of the Certificates which does not give rise to an event of default pursuant to the terms of the Trust Agreement shall not be deemed to constitute a Bankruptcy within the meaning of clause (2) thereof with respect to Party B; and

      (iii) Section 5(a)(viii) of this Agreement (Merger Without Assumption).

(i)   Additional Termination Events.

      (i) The occurrence of any of the following events shall be an Additional Termination Event:

            (A)   The failure of Party A to comply with the following:

                  (i) Upon the occurrence of an S&P Required Rating Downgrade Event (as defined below), Party A shall make a Permitted Transfer in accordance with the provisions of Part 6(a)(ii) of this Schedule within seven (7) Business Days of such S&P Required Rating Downgrade Event, provided, however, that termination due to any such S&P Required Rating Downgrade Event shall not be permitted if S&P confirms in writing that it will not downgrade, reduce, suspend or withdraw S&P's then-current rating on the Certificates if this Agreement remains in full force and effect with respect to each Transaction hereunder. Party A shall notify Party B within one (1) Business Day of the occurrence of a S&P Required Rating Downgrade Event. Such Permitted Transfer by Party A shall have the effect that no Additional Termination Event under this
                        Part 1(i)(i)(A)(i) shall exist with respect to the Affected Transactions; or

                  (ii) Upon the occurrence of a Collateral Rating Downgrade Event (as defined below), Party A shall, on or before the Credit Support Commencement Date, either (i) amend the Credit Support Annex with Party B and obtain S&P's confirmation in writing that such amended Credit Support Annex will not cause the reduction or withdrawal of its then current rating of any outstanding class of Certificates under the Trust Agreement with respect to which it has previously issued a rating and Party A shall transfer to Party B's Custodian under such amended Credit Support Annex an amount of Eligible Collateral equal to the Delivery Amount required to be transferred with respect to the Affected Transactions in accordance with such amended Credit Support Annex, (ii) make a Permitted Transfer with respect to the Affected Transactions or (iii) provide Alternative Credit Support (as defined below) with respect to the Affected Transactions. Party A shall notify Party B within five (5) Business Days of the occurrence of a Collateral Rating Downgrade Event. Such posting of collateral pursuant to an amended Credit Support Annex, the provision of Alternative Credit Support or such Permitted Transfer by Party A, shall have the effect that no Additional Termination Event under this Part 1(i)(i)(A)(ii) shall exist with respect to the Affected Transactions;

            (B) The Certificates become due and payable prior to their final scheduled maturity date for any reason;

            (C) Party B fails to comply with sub-paragraph (e)(i) of Part 6 of this Schedule; any prepayment, redemption, retirement, liquidation or distribution of the Underlying Securities (including as a result of a Payment Default, an Acceleration or an SEC Reporting Failure (as such terms are defined in the Trust Agreement)) or other prepayment in full of all Certificates outstanding occurs under the Trust Agreement (or any notice is given to that effect and such prepayment, redemption, retirement, liquidation or distribution of the Underlying Securities is not capable of being rescinded); any Trust Termination Event (as defined in the Trust Agreement) occurs under the Trust Agreement (or any notice is given by the Trustee or any other party authorized by the terms of the Trust Agreement of by law) and the Trustee, the Certificateholders or any other authorized party thereunder takes any action or exercises any rights or remedies under the Trust Agreement or under law that would result in (1) the appropriation of all right, title and interest in and to the assets under the Trust Agreement in satisfaction, in whole or in part, of the obligations secured thereby, (2) the sale, liquidation or disposition of the assets under the Trust Agreement and the application of the proceeds thereof, in whole or in part, to the obligations secured thereby, or
                  (3) the release of the security interest in the assets granted under the Trust Agreement in exchange for receiving either the payment, in whole or in part, of the obligations secured thereby or substitute collateral or credit support;

            (D) Party B fails to comply with sub-paragraph (j)(i) of Part 1 of this Schedule to the extent of the applicable Affected Notional Amount as described in that paragraph; or

            (E) On any Distribution Date, the significance percentage represented by the Transactions under this Agreement is 10% or more and Party A fails to: (x) post Collateral to secure its obligations hereunder in accordance with the terms of the Credit Support Annex in an amount sufficient to reduce the significance percentage to 7% or less; (y) provide financial information and all necessary consents meeting the applicable requirements of Item 1115(b) of Regulation AB; or
                  (z) transfer this Agreement in accordance with Part 6(a) hereof to another swap provider that provides, as to itself, the financial information and consents described in clause
                  (y) and that is otherwise acceptable to Party B, the Depositor and Trustee and as to which S&P has given its prior written confirmation that such transfer will not result in a reduction or withdrawal of the then current rating of the Certificates.

      (ii) For purposes of the right to terminate under Section 6(b)(iv), Party A will be the sole Affected Party for any Additional Termination Event described in clause (A)(i), clause (A)(ii) and clause (E) of sub-paragraph (i) above, and Party B will be the sole Affected Party for any other Additional Termination Event.

      (iii) Notwithstanding which party is the Affected Party for any Additional Termination Event, upon the occurrence of an Early Termination Date for any Additional

            Termination Event under this Part 1(i), Party A shall make the calculations under Section 6(e) of this Agreement as though it were the non-Affected Party for purposes of Section 6(e)(ii)(1) of this Agreement.

      (iv) "Hedge Counterparty Required Rating" means, as applicable, at any time that any Certificates are outstanding under the Trust Agreement and have a long-term rating of at least A by S&P, BBB-; provided that should S&P effect an overall downward adjustment of its approach to assigning short-term or long-term debt ratings, then the applicable Hedge Counterparty Required Rating shall be downwardly adjusted accordingly so long as the Rating Agency Condition (as defined herein) is satisfied.

      (v) "Hedge Counterparty Collateral Threshold Rating" means, so long as any Certificates are outstanding under the Trust Agreement and are rated by S&P, the applicable "Party A Long-Term Collateral Threshold Rating" as set forth in the following table and determined based upon the applicable "Actual Certificate Rating" and the applicable "Party A Short-Term Collateral Threshold Rating":

            --------------------------------------------------------------------
                                     Party A Short-Term     Party A Long-Term
             Actual Certificate     Collateral Threshold   Collateral Threshold
                  Rating(1)               Rating(2)              Rating(3)
            --------------------------------------------------------------------
            AA- or above          A-1                     A
            --------------------------------------------------------------------
            AA- or above          Unrated                 A+
            --------------------------------------------------------------------
            A+                    A-2 or unrated          A-
            --------------------------------------------------------------------
            A                     A-2 or unrated          A-
            --------------------------------------------------------------------
            A- or below           Not applicable          Same rating as the
                                                          Actual Certificate
                                                          Rating
            --------------------------------------------------------------------

            provided that should S&P effect an overall downward adjustment of its approach to assigning short-term or long-term debt ratings, then the applicable Hedge Counterparty Collateral Threshold Rating shall be downwardly adjusted accordingly; so long as the Rating Agency Condition is satisfied.

      (vi)  "S&P Required Rating Downgrade Event" means, for the purposes of
            Part 1(i)(i)(A)(i), the unsecured and unsubordinated debt obligations of Party A, or its Credit Support Provider, as applicable, are withdrawn or assigned a rating by S&P below the Hedge Counterparty Required Rating.

-----------------

(1) For purposes hereof, the term "Actual Certificate Rating" means the actual long-term rating assigned by S&P with respect to the Certificates outstanding under the Trust Agreement, and in the event S&P has assigned more than one long-term rating with respect to the Certificates, then the Actual Certificate Rating shall be the highest of such long-term ratings.

(2) For purposes hereof, the term "Party A Short-Term Collateral Threshold Rating shall mean the rating assigned by S&P with respect to the short-term debt of Party A, if any.

(3) For purposes hereof, the term "Party A Long-Term Collateral Threshold Rating shall mean the rating assigned by S&P with respect to the long-term debt of Party A.

      (vii) "Collateral Rating Downgrade Event" means, for the purposes of
            Part 1(i)(i)(A)(ii), the unsecured and unsubordinated debt obligations of Party A or its Credit Support Provider, as applicable, are assigned a rating by S&P below the Hedge Counterparty Collateral Threshold Rating.

      (viii) "Alternative Credit Support" means an absolute and unconditional guarantee, credit intermediation arrangement, letter of credit or other additional credit support or collateral, in a form which meets S&P's then current criteria with respect to such types of credit support reasonably acceptable to S&P and for which S&P confirms in writing that such support will not cause the reduction or withdrawal of its then current rating of any outstanding class of Certificates under the Trust Agreement with respect to which it has previously issued a rating.

      (ix) "S&P" means, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") (so long as any Certificates deemed outstanding under the Trust Agreement are rated by S&P).

(j) Mandatory Reduction Events. To protect Party A's interest in the Trust Agreement as a source of payment for Party B's obligations hereunder, including the priority of those payments under the Trust Agreement, the following provisions shall apply with respect to all Transactions hereunder:

      (i) If as the result of any payment, repayment, retirement or redemption of any amount of the Principal Balance under the Trust Agreement on any date (a "Principal Payment Date"), (A) the Principal Balance would be reduced to zero, or (B) the Hedge Notional Amount would exceed the remaining Principal Balance (after giving effect to that repayment), (the "Mandatory Reduction Event"), then not later than 1:00 p.m. (New York City time) on the date ("Mandatory Reduction Date") which is the second New York Business Day prior to that Principal Payment Date, then Party B shall:

            (1) notify Party A of the Mandatory Reduction Event, including the amount to be repaid and the outstanding Hedge Notional Amount; and

            (2) specify in that notice each outstanding Transaction hereunder and the corresponding amount by which the Transactional Notional Amount of that Transaction is to be reduced for the Mandatory Reduction Event ("Affected Notional Amount") so that the Hedge Notional Amount for any date (after giving effect to all such reductions) would not exceed the Principal Balance for that date (after giving effect to any repayment) (except that if the Principal Balance is reduced to zero, the Hedge Notional Amount shall be reduced to zero).

      "Hedge Notional Amount" means, as of the date of determination, an amount equal to the aggregate Notional Amount outstanding on that date and for the then current Calculation

      Period of all Transactions outstanding under any Swap Agreement (as defined in the Trust Agreement) then in effect.

      "Principal Balance" means, on any date, the aggregate principal amount of the Certificates, outstanding under the Trust Agreement on that date, after giving effect to all repayments, redemptions, advances or distributions of principal thereon on that date.

      (ii) For each Transaction for which a corresponding Affected Notional Amount is specified ("Affected Transaction") pursuant to sub-paragraph (i) above, the Notional Amount of that Affected Transaction shall be reduced as of the Mandatory Reduction Date by an amount equal to the Affected Notional Amount (and, if the Notional Amount otherwise accretes or amortizes after the Mandatory Reduction Date, the effect of that reduction shall be to reduce proportionately the Notional Amount of each future Calculation Period remaining under the Transaction), and an Additional Termination Event and Early Termination Date shall be deemed to have occurred on the Mandatory Reduction Date for that Transaction and Party B will be the sole Affected Party. For purposes of such Early Termination Date, the term "Terminated Transaction" as used in Section 6(e) of this Agreement shall be only that part of the Affected Transaction relating to the Affected Notional Amount, and the remainder of the Affected Transaction shall continue in full force and effect as a Transaction hereunder subject to the terms of this Agreement. The amount payable under Section 6(e) of this Agreement with respect to any such Early Termination Date shall be due and payable in accordance with such Section 6(e), provided that such payment shall be made no later than the next "Distribution Date" under the Trust Agreement to occur after the Mandatory Reduction Date, and provided further that the Market Quotation with respect to any Terminated Transaction under this sub-paragraph (ii) shall be determined on the basis of the quotation of one Reference Market-maker selected by Party A, which may be Party A to the extent its quotation is reasonably determined in good faith.

(k) Events of Default. An Event of Default shall not occur with respect to Party A under Section 5(a)(v)(1) or (2) or Section 5(a)(vi) when the failure to pay or deliver, or the default, event of default or other similar condition or event, as the case may be, arises solely (i) out of a wire transfer problem or an operational or administrative error or omission (so long as the required funds or property required to make that payment or delivery were otherwise available to Party A), or (ii) from the general unavailability of the relevant currency due to exchange controls or other similar governmental action, but in either case only if the payment or delivery is made within three Local Business Days after the problem has been corrected, the error or omission has been discovered or the currency becomes generally available.

(l) Modification of Section 5(a)(i) - Failure to Pay or Deliver. Section 5(a)(i) is hereby amended to add the following language immediately after the word "party" at the end of the third line of such subsection "provided, however, such cure period shall not apply with respect to any amounts payable on the Termination Date".

(m) Reports. For purposes hereof, Party B shall cause to be delivered to Party A within 10 days of the end of each calendar month a statement ("Reporting Statement") showing the Stated Amount of all Outstanding Certificates as of the end of such month and the Hedge Notional Amount as of the end of such month and each following month during the term of this Agreement for all outstanding Transactions under all Swap Agreements which Party B has entered into, whether the same have already commenced or are scheduled to commence on a future date.

Part 2. Tax Provisions

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, each party makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

      In making this representation, a party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in
      Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations. For the purpose of Section 3(f) of this
      Agreement:

      (i)   Party A makes the following representation(s):

            (A) It is a national banking association organized or formed under the laws of the United States and is a United States resident for United States federal income tax purposes.

            (B)   Party A makes no other Payee Tax Representations.

      (ii)  Party B makes the following representation(s):

            (A) It is a common law trust organized or formed under the laws of New York.

      (c)   Tax Forms.

            (i) Delivery of Tax Forms. For the purpose of Section 4(a)(i), and without limiting Section 4(a)(iii), each party agrees to duly complete, execute and deliver to the other party the tax forms specified below with respect to it (A) before the first Payment Date under this Agreement, (B) promptly upon reasonable demand by the other party and (C) promptly upon learning that any such form previously provided by the party has become obsolete or incorrect.

                  In addition, in the case of any tax form that is a Periodic Tax Form required to be delivered by Party B under this Agreement, Party B agrees to renew such tax form prior to its expiration by completing, executing and delivering to Party A that tax form ("Renewal Tax Form") in each succeeding third year following the year of execution of any such tax form or Renewal Tax Form delivered by Party B to Party A under this Agreement so that Party A receives each Renewal Tax Form not later than December 31 of the relevant year. "Periodic Tax Form" means any IRS Form W-9 that is delivered by Party B to Party A without a U.S. Taxpayer Identification Number.

            (ii)  Tax Forms to be Delivered by Party A:

                  Party A will deliver a correct, complete and duly executed U.S. Internal Revenue Service Form W-9 (or successor thereto), together with appropriate attachments, that eliminates U.S. federal withholding and backup withholding tax on payments to Party A under this Agreement.

            (iii) Tax forms to be Delivered by Party B:

                  Party B will deliver a correct, complete and duly executed U.S. Internal Revenue Service Form W-9 (or successor thereto), together with appropriate attachments, that eliminates U.S. federal withholding and backup withholding tax on payments to Party B under this Agreement.

Part 3. Documents

(a) Delivery of Documents. When it delivers this Agreement, each party shall also deliver its Closing Documents to the other party in form and substance reasonably satisfactory to the other party. For each Transaction, a party shall deliver, promptly upon request, a duly executed incumbency certificate for the person(s) executing each Confirmation for that Transaction on behalf of that party.

(b)   Closing Documents.

      (i)   For Party A, "Closing Documents" mean:

            (A) an opinion of Party A's counsel addressed to Party B in form and substance acceptable to Party B;

            (B) a duly executed incumbency certificate for each person executing this Agreement for Party A, or in lieu thereof, a copy of the relevant pages of its official signature book; and

            (C) each Credit Support Document (if any) specified for Party A in this Schedule, together with a duly executed incumbency certificate for the person(s) executing that Credit Support Document, or in lieu thereof, a copy of the relevant pages of its official signature book.

      (ii)  For Party B, "Closing Documents" mean:

            (A) an opinion of Party B's counsel addressed to Party A in form and substance acceptable to Party A;

            (B) a duly executed copy of the Trust Agreement and the other operative documents relating thereto and referred to therein, executed and delivered by the parties thereto.

            (C) a copy, certified by the secretary or assistant secretary of Party B, of the resolutions of the board of directors or extracts from the bylaws of Party B authorizing the execution, delivery and performance by Party B of this Agreement and authorizing Party B to enter into Transactions hereunder; and

            (D) a duly executed certificate of the secretary or assistant secretary of Party B certifying the name and true signature of each person authorized to execute this Agreement and enter into Transactions for Party B.

Part 4. Miscellaneous

(a) Addresses for Notices. For purposes of Section 12(a) of this Agreement, all notices to a party shall, with respect to any particular Transaction, be sent to its address, telex number or facsimile number specified in the relevant Confirmation, provided that any notice under
      Section 5 or 6 of this Agreement, and any notice under this Agreement not related to a particular Transaction, shall be sent to a party at its address, telex number or facsimile number specified below; provided further that any notice under the Credit Support Annex shall be sent to a party at its address, telex number or facsimile number specified in the Credit Support Annex.

      To Party A:

      WACHOVIA BANK, NATIONAL ASSOCIATION
      301 South College, DC-8
      Charlotte, NC 28202-0600
      Attention: Bruce M. Young
      Senior Vice President, Risk Management

      Fax: (704) 383-0575
      Phone: (704) 383-8778

      To Party B:

      STRATS(SM) Trust for Allstate Corporation Securities, Series 2006-3 The Bank of New York
      101 Barclay Street, 8 East
      New York, NY 10286

      Attention: Kevin Pennant

      Fax:  (212) 815-2849
      Phone:      (212) 815-2850

(b)   Process Agent. Not applicable.

(c)   Offices. Section 10(a) applies.

(d)   Multibranch Party. Neither party is a Multibranch Party.

(e)   "Calculation Agent" means Party A.

(f)   Credit Support Document.

      (i) For Party A, the following is a Credit Support Document: a Credit Support Annex dated the date hereof and duly executed and delivered by Party A and Party B and any applicable document governing Alternative Credit Support beginning on the effective date of such document.

      (ii) For Party B, the following is a Credit Support Document: a Credit Support Annex dated the date hereof and duly executed and delivered by Party A and Party B.

(g)   Credit Support Provider.

      (i) For Party A, Credit Support Provider means: none specified; provided that such party (other than Party A) executing a document governing Alternative Credit Support shall be a Credit Support Provider hereunder beginning on the effective date of such document.

      (ii)  For Party B, Credit Support Provider means: none specified.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the law (and not the law of conflicts except with respect to ss.ss. 5-1401 and 5-1402 of the New York General Obligations
      Law) of the State of New York.

(i) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a party, or any Transaction.

(j)   Netting of Payments. Section 2(c)(ii) of this Agreement will apply.

(k)   "Affiliate" has its meaning as defined in Section 14 of this Agreement.

Part 5. Other Provisions

(a)   ISDA Publications.

      (i) 2000 ISDA Definitions. This Agreement and each Transaction are subject to the 2000 ISDA Definitions (including its Annex) published by the International Swaps and Derivatives Association, Inc. (together, the "2000 ISDA Definitions") and will be governed by the provisions of the 2000 ISDA Definitions. The provisions of the 2000 ISDA Definitions are incorporated by reference in, and shall form part of, this Agreement and each Confirmation. Any reference to a "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for purposes of this Agreement or any Confirmation, and any reference to a "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for purposes of the 2000 ISDA Definitions. The provisions of this Agreement (exclusive of the 2000 ISDA Definitions) shall prevail in the event of any conflict between such provisions and the 2000 ISDA Definitions.

(b) Additional Representations. Section 3 is amended by adding the following Sections 3(g), (h), (i) and (j):

      "(g) Non-Reliance. For any Relevant Agreement: (i) it acts as principal and not as agent; (ii) it acknowledges that the other party acts only at arm's length and is not its agent, broker, advisor or fiduciary in any respect, and any agency, brokerage, advisory or fiduciary services that the other party (or any of its affiliates) may otherwise provide to the party (or to any of its affiliates) excludes the Relevant Agreement;
      (iii) with respect to Party A, it understands the Relevant Agreement and those risks, has determined they are appropriate for it, and willingly assumes those risks, and with respect to Party B, it has been directed to execute the Relevant Agreement and it understands the Relevant Agreement and those risks and willingly assumes those risks; (iv) it has not relied and will not be relying upon any evaluation or advice (including any recommendation, opinion, or representation) from the other party, or the representatives or advisors of the other party (except representations expressly made in the Relevant Agreement or an opinion of counsel required thereunder); and (vi) if a party is acting as a Calculation Agent or Valuation Agent, it does so not as the other party's agent or fiduciary, but on an arm's length basis for the purpose of performing an administrative function in good faith.

      "Relevant Agreement" means this Agreement, each Transaction, each Confirmation, any Credit Support Document, and any agreement (including any amendment, modification, transfer or early termination) between the parties relating thereto or to any Transaction.

      (h) Eligibility. It is an "eligible contract participant" within the meaning of the Commodity Exchange Act (as amended by the Commodity Futures Modernization Act of 2000).

      (i) FDIC Requirements. If it is a bank subject to the requirements of 12 U.S.C. ss. 1823(e), its execution, delivery and performance of this Agreement (including the Schedule, Credit Support Annex and each Confirmation) have been approved by its board of directors or its loan committee, such approval is reflected in the minutes of said board of directors or loan committee, and this Agreement (including the Schedule, Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full).

      (j) ERISA. It is not (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan as defined in Section 4975(e) of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Title I of ERISA or Section 4975 of the Code, or a plan as so defined but which is not subject to Title I of ERISA or Section 4975 of the Code (each, an "ERISA Plan"), (ii) a person or entity acting on behalf of an ERISA Plan, or (iii) a person or entity the assets of which constitute assets of an ERISA Plan.

(c) Recorded Conversations. Each party and any of its Affiliates may electronically record any of its telephone conversations with the other party or with any of the other party's Affiliates in connection with this Agreement or any Transaction, and any such recordings may be submitted in evidence in any proceeding to establish any matters pertinent to this Agreement or any Transaction.

(d) Confirmation Procedures. Upon receipt thereof, Party B shall examine the terms of each Confirmation sent by Party A, and unless Party B objects to the terms within three New York business days after receipt of that Confirmation, those terms shall be deemed accepted and correct absent manifest error, in which case that Confirmation will be sufficient to form a binding supplement to this Agreement notwithstanding Section 9(e)(ii) of this Agreement.

Part 6. Additional Terms Relating to the Trust Agreement

(a)   Permitted Transfers.

      (i) Notwithstanding Section 7 of this Agreement, Party A may make a Permitted Transfer without the prior written consent of Party B, and at Party A's own cost and expense, if either of the following events occurs:

            (A) the unsecured and unsubordinated debt obligations of Party A are rated below the Hedge Counterparty Required Rating or the Hedge Counterparty Collateral Threshold Rating by S&P at the time of the transfer; or

            (B) any Tax Event or Tax Event Upon Merger exists with respect to Party A at the time of the transfer.

      (ii) "Permitted Transfer" means a transfer, in whole but not in part, of all of Party A's rights and obligations under this Agreement and which meets all of the following requirements:

            (A) the transferee is a "Qualified Hedge Party" (as defined in the Trust Agreement) or a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B and the Trustee under the Trust Agreement) that, at the time of the transfer, maintains (or its proposed guarantor maintains) the Hedge Counterparty Required Rating from S&P on its unsecured and unsubordinated debt, deposit or letter of credit obligations;

            (B) S&P confirms in writing that such transfer will not result in a reduction or withdrawal of its then current rating of the Certificates under the Trust Agreement with respect to which it has previously issued a rating;

            (C) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer;

            (D) the transferee executes and delivers a written agreement reasonably satisfactory to Party B and the Trustee under the Trust Agreement in which the transferee, among other things, legally and effectively accepts all the rights and assumes all the obligations of Party A under this Agreement; and

            (E) such transfer otherwise complies with the terms of the Trust Agreement.

(b) Transfer. No Party to this Agreement may transfer its obligations under this Agreement pursuant to Sections 6(b)(ii) or 7(a) of this Agreement except upon written confirmation from S&P that, any such reduction would not cause S&P's then-current rating on the Certificates to be adversely qualified, reduced, suspended or withdrawn. Upon the occurrence of a Collateral Rating Downgrade Event, Party A will use its best efforts to make a Permitted Transfer with respect to the Affected Transactions, provided that Party A does not otherwise elect to avoid an Additional Termination Event under Part 1(i)(i)(B) of this Scheduled by either (i) amending the Credit Support Annex with Party B, or (ii) providing Alternative Credit Support, each in accordance with the provisions specified in Part 1(i)(i)(B) of this Schedule; provided, however, in no event shall Party A's failure to make any such Permitted Transfer constitute an Event of Default.

(c) Payments. All payments to Party B under this Agreement or any Transaction shall be made to the Certificate Account created under the Trust Agreement.

(d) Set-off. Party A and Party B hereby waive any and all right of set-off with respect to any amounts due under this Agreement or any Transaction, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Sections 2(c) and 6(e) of this Agreement or the setoff rights contained in any Credit Support Annex.

(e)   Trust Agreement

      (i) Party B hereby acknowledges that Party A is a secured party under the Trust Agreement with respect to this Agreement and a third-party beneficiary under the Trust Agreement and Party B agrees for the benefit of Party A that neither it nor any other Person will take any action (whether in the form of an amendment, a modification, waiver, approval, consent or otherwise) which may have a material adverse effect with respect to the rights, interest or benefits granted to Party A under the Trust Agreement with respect to this Agreement, whether or not this Agreement is specifically referred to or identified therein.

      (ii) On the date Party B executes and delivers this Agreement and on each date on which a Transaction is entered into, Party B hereby represents and warrants to Party A: that the Trust Agreement is in full force and effect; that Party B is not party to any separate agreement with any of the parties to the Trust Agreement that would have the effect of diminishing or impairing the rights, interests or benefits that have been granted to Party A under, and which are expressly set forth in, the Trust Agreement; that Party B's obligations under this Agreement are secured under the Trust Agreement; and that nothing herein violates or conflicts with any of the provisions of the Trust Agreement or any other documents executed in connection therewith.

(f) Consent to Notice & Communications. Party B hereby consents to the giving to the Trustee of notice by Party A of Party A's address and telecopy and telephone numbers for all purposes of the Trust Agreement, and in addition, Party A shall also be entitled at any time to provide the Trustee with copies of this Agreement, including all Confirmations. In addition, Party A shall not be precluded from communicating with the Trustee or any party to, or any third party beneficiary under, the Trust Agreement for the purpose of exercising, enforcing or protecting any of Party A's rights or remedies under this Agreement or any rights, interests or benefits granted to Party A under the Trust Agreement.

(g) No Bankruptcy Petition. Party A agrees that, prior to the date which is at least one year and one day after all Rated Indebtedness (as hereinafter defined) has been paid in full, it will not institute against, or join any other person or entity in instituting against, Party B any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws, provided that nothing herein shall preclude, or be deemed to estop, Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has commenced.

(h) Limitation of Liability. Notwithstanding anything contained herein to the contrary, in executing this Agreement (including the Schedule, Credit Support Annex and each Confirmation) on behalf of Party B, the Trustee is acting solely in its capacity as trustee of Party B and not in its individual capacity, and in no event shall the Trustee, in its individual capacity or as beneficial owner of Party B, have any liability for the representations, warranties, covenants, agreements or other obligations of Party B hereunder, for which recourse shall be had solely to the assets of Party B.

(i) Party A Rights Solely Against Collateral. The liability of Party B to Party A hereunder is limited in recourse to the assets of Party B and to the extent that the proceeds of such assets, when applied in accordance with the Trust Agreement, are insufficient to meet the obligations of Party B hereunder in full, Party B shall have no further liability in respect of any such outstanding obligations and any obligations of Party B which remain outstanding shall be extinguished. Party A further agrees that it shall not take any action against the directors, shareholders, administrator or officers of Party B to recover any amounts due hereunder (absent fraud or willful misconduct by any such person). This clause shall survive the termination of this agreement for any reason.

Part 7. Definitions:

      All capitalized terms used herein and not defined, shall have the definition ascribed to them in the Trust Agreement.

      "Credit Support Commencement Date" means the thirtieth (30th) calendar day after the occurrence of the Collateral Rating Downgrade Event.

      "Depositor" means Synthetic Fixed-Income Securities, Inc.

      "Rated Indebtedness" means the Certificates issued under the Trust Agreement.

      "Rating Agency Condition" means, S&P has confirmed in writing that it will not withdraw, suspend or reduce the applicable rating on the Certificates.

      "Securities Intermediary" means The Bank of New York or any successor, acting as Securities Intermediary pursuant to the Trust Agreement.

      "Trust Agreement" means that certain trust agreement dated February 28, 2006 and including the related series supplement dated April 28, 2006 between Synthetic Fixed-Income Securities, Inc and The Bank of New York, as trustee, pursuant to which Party B was formed.

      "Trustee" means The Bank of New York or any successor, acting as Trustee pursuant to the Trust Agreement.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized signatories as of the date hereof.

WACHOVIA BANK, NATIONAL ASSOCIATION




By: /s/ Jeremy Swinson
    -----------------------
    Name:  Jeremy Swinson
    Title: Vice President



STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES, SERIES 2006-3

By:  The Bank of New York, as Trustee



By: /s/ Kevin Pennant
    ---------------------------
    Name:  Kevin Pennant
    Title: Assistant Vice President

                                                                Execution Copy

                                    ISDA(R)
            International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA MASTER AGREEMENT
                          dated as of April 28, 2006
                                    between
                WACHOVIA BANK, NATIONAL ASSOCIATION ("Party A")
                                      and
             STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES,
                                 SERIES 2006-3

                                  ("Party B")
This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above (this "Agreement"), is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A.

Accordingly, the parties agree as follows:

Paragraphs 1 - 12. Incorporation

Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral
Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except as follows:

      Paragraph 1(b) is hereby amended in its entirety to read as follows:

      "(b) Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (i) all references in this Annex to the "Secured Party" and all references to "other party" in Paragraphs 2, 9 and 11(b) of this Annex, will be to Party B exclusively, and (iii) all references in this Annex to the "Pledgor" and all references to "Each party" or "a party" in Paragraphs 2, 9 and 11(b) of this Annex, will be to Party A exclusively."

      Paragraph 7(iii) shall not apply to Party A or Party B.

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no obligations of Secured Party and, for purposes of the definition of Obligations in Paragraph 12, includes no additional obligations of Pledgor.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A)   "Delivery Amount" has the meaning specified in Paragraph
                  3(a).

            (B)   "Return Amount" has the meaning specified in Paragraph 3(b).

            (C) "Credit Support Amount" has the meaning specified in Paragraph 3.

      (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral":

                                                                  Valuation
                                                              Percentage (S&P):

      (A)   U.S. Cash:  U.S. Dollars in depositary                   100%
            account form.

      (B)   U.S. Treasury Securities: negotiable debt               98.60%
            obligations issued by the U.S. Treasury
            Department ("Treasuries") having a
            remaining maturity of up to and not more than 1 year.

      (C)   Treasuries having a remaining maturity of               94.10%
            greater than 1 year but not more than 5
            years.

      (D)   Treasuries having a remaining maturity of               90.70%
            greater than 5 years but not more than 10 years.

      (E)   Treasuries having a remaining maturity of               85.30%
            greater than 10 years but not more than 20 years.

      (F)   Treasuries having a remaining maturity of               85.30%
            greater than 20 years not more than 30
            years.

      (iii) Other Eligible Support. Not applicable.

      (iv)  Thresholds.

            "Independent Amount" means for Pledgor: zero.

            "Independent Amount" means for Secured Party:
            zero

            (A) "Threshold" means an amount equal to seven percent (7%) of the Underlying Securities (as defined in the Trust Agreement) held by Party B, as calculated by Party A.

            (B) "Minimum Transfer Amount" is $50,000.00 for any Delivery Amount of Pledgor, and zero for any Return Amount of Secured Party.

            (C) Rounding: The Delivery Amount and the Return Amount will be rounded down to the nearest integral multiple of $10,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means, for purposes of Paragraphs 3, 4(d)(ii), 5 and 6(d), the Pledgor.

      (ii) "Valuation Date" means, monthly on the 1st calendar day of each month, commencing on May 1, 2006, or if such date is not a business day, the next succeeding business day.

      (iii) "Valuation Time" means the close of business in New York City on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. No Specified Conditions apply.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. The Pledgor is not required to obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated based upon the mid-point between the bid and offered purchase rates or prices for that Posted Credit Support as reported on the Bloomberg electronic service as of the Resolution Time, of if unavailable, as quoted to the Valuation Agent as of the Resolution Time by a dealer in that Posted Credit Support of recognized standing selected in good faith by the Valuation Agent, which calculation shall include any unpaid interest on that Posted Credit Support.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Secured Party will not be entitled to hold Posted Collateral itself, and instead the Secured Party will be entitled to hold Posted Collateral through a Custodian pursuant to Paragraph 6(b), provided that (1) Posted Collateral may be held in New York or an alternative jurisdiction acceptable to Party A, (2) the Custodian shall at all times be a bank or trust company with total assets in excess of $10 billion and having a rating assigned to its unsecured and unsubordinated long-term debt or deposit obligations of at least BBB+ from S&P and
            (3) Posted Collateral may be held by the Trustee (acting as trustee on behalf of the Secured Party). Initially the Custodian will be The Bank of New York.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and without prejudice to Secured Party's rights under Paragraph 8 of the Credit Support Annex, Secured Party will not take any action specified in such Section 6(c).

(h)   Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the rate actually earned by the Custodian on the Posted Collateral as from time to time in effect and the Custodian shall hold all Posted Collateral in the form of Cash in Eligible Investments (as defined in the Trust Agreement) at the direction of the Pledgor. Custodian will provide details concerning such earnings upon Party A's request.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)   Additional Representation(s). Not applicable.

(j)   Other Eligible Support and Other Posted Support. Not applicable.

(k) Demands and Notices. All demands, specifications and notices under this Annex will be made to a party as follows unless otherwise specified from time to time by that party for purposes of this Annex in a written notice given to the other party:

      To Pledgor:
      WACHOVIA BANK, NATIONAL ASSOCIATION
      201 South College Street, 6th Floor
      Charlotte, NC 28288-0601

      Attention:  Collateral Management Group

      Fax:   (704) 383-3194
      Phone: (704) 383-9529

      To Secured Party:
      STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES, SERIES 2006-3 The Bank of New York
      101 Barclay Street, 8 East
      New York, NY 10286

      Attention: Kevin Pennant

      Fax:   (212) 815-2849
      Phone: (212) 815-2850


(l)   Addresses for Transfers.

      (i) For each Transfer hereunder to Pledgor, instructions will be provided by Pledgor for that specific Transfer.

      (ii) For each Transfer hereunder to Secured Party, instructions will be provided by Secured Party for that specific Transfer.

(m)   Miscellaneous.

      (i) Exposure. The definition of "Exposure" in Paragraph 12 is amended in its entirety to read as follows:

            "Exposure" means for any Valuation Date or other date for which Exposure is calculated, and subject to Paragraph 5 in the case of a dispute, the amount calculated by Party A based upon a reasonable good faith estimate of the unmitigated maximum probable credit exposure that Party B has to Party A with respect to all Transactions under the Agreement. The calculation of Exposure shall be made in substantially the same manner as that used in Party A's internal risk management process in respect of similar agreements.

      (ii) Limited Applicability. Notwithstanding anything contained herein or in the Agreement, to the contrary, in no event shall Party A be required to post any Collateral to Party B under the terms of this Credit Support Annex, and Party B shall immediately return, or cause its Custodian to return, to Party A any and all Posted Collateral, in the event that: (x) Party A elects to provide to Party B the financial information and all necessary consents to meet the applicable requirements of Item 1115(b) of Regulation AB (as reasonably determined by Party B and the Depositor); (y) the "significance percentage" (as described in Item 1115 of Regulation
            AB) represented by the Transactions under this Agreement, and exclusive of any Posted Collateral under this Credit Support Annex, is less than 10% (as reasonably determined by Party B and the Depositor); or (z) Regulation AB is either (i) amended or modified in such a manner as to no longer required the disclosure of financial information concerning Party A with respect to the Agreement, or (ii) withdrawn or repealed, and no other similar rule, regulation or statute that applies to Party B or the Certificates is enacted or adopted which would require the disclosure of financial information concerning Party A with respect to the Agreement.

IN WITNESS WHEREOF the parties have executed this Credit Support Annex as of the date hereof.

WACHOVIA BANK, NATIONAL ASSOCIATION




By: /s/ Jeremy Swinson
    --------------------------
    Name:  Jeremy Swinson
    Title: Vice President



STRATS(SM) TRUST FOR ALLSTATE CORPORATION SECURITIES, SERIES 2006-3

By: The Bank of New York, as Trustee




By: /s/ Kevin Pennant
    -------------------------
    Name:  Kevin Pennant
    Title: Assistant Vice President

                       FORWARD RATE AGREEMENT CONFIRMATION



[LOGO OMITTED]  WACHOVIA


Date:                March 31, 2006
To:                  STRATS (SM) Trust for Allstate Corporation Securities,
                     Series 2006-3 ("Counterparty")
Address:             The Bank of New York, as Trustee
                     101 Barclay Street
                     New York NY
                     10286 USA
Fax:                 212-815-2850
Attention:           Sir or Madam
From:                Wachovia Bank, N.A. ("Wachovia")
Ref.                 No: 1401515, 1401514, 1401513, 1401512, 1401508, 1401507,
                     1401506, 1401505, 1401504, 1401499, 1401498, 1401497,
                     1422849 (Internal Reference 1404672)

Dear Sir or Madam:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern (the "Definitions"). The parties hereby acknowledge and agree that this Confirmation is intended to document 13 separate Transactions, one of which shall apply with respect to each Payment Date specified herein


1. The terms of the particular Transactions to which the Confirmation relates are as follows:

Transaction Type:            Forward Rate Agreement
Currency for Payments:       U.S. Dollars
Notional Amount:             USD 35,000,000.00
     Trade Date:             March 31, 2006
     Effective Date:         April 28, 2006
     Termination Date:       May 01, 2007
     Fixed Rate Payer:       Wachovia
     Fixed Rate:             7.20%
     Period End Dates:       Monthly on the 1st of each month commencing May 01,
                             2006, through and including the Termination Date;
                             No Adjustment.
     Payment Dates:          Monthly on the 1st of each month commencing May 01,
                             2006, through and including the Termination Date
     Floating Rate Option:   USD-TBILL-H.15
     Designated Maturity:    3 Months
     Spread:                 None
     Fixed Rate Day Count
     Fraction:               30/360
     Reset Dates:            The Monday immediately preceding the first day of
                             each Calculation Period
     FRA Discounting:        Inapplicable
     FRA Amount:             Notwithstanding anything contained herein or in
                             the Definitions to the contrary, the only amount payable hereunder with respect to each Payment

                             Date hereunder shall be the FRA Amount (as hereinafter defined), if any, which FRA Amount shall be payable by Wachovia to the Counterparty on each Payment Date. For purposes hereof, the term "FRA Amount" shall mean, with respect to each Calculation Period, the result of subtracting the "Floating Amount" (as hereinafter defined) from the "Fixed Amount" (as hereinafter defined); provided, however, if such result is a negative number, then the FRA Amount shall be deemed to be zero, and no FRA Amount shall be payable by Wachovia to the Counterparty.

                             For purposes hereof, the term "Fixed Amount" shall mean the product of the following formula:

                             Notional Amount x Fixed Rate x (30/360).

                             For purposes hereof, the term "Floating Amount" shall mean the product of the following formula:

                             Notional Amount x Floating Rate x (30/360).



2. The additional provisions of this Confirmation are as follows:

Calculation Agent:           Wachovia
Payment Instructions:        Wachovia Bank, N.A.
                             CIB Group, ABA 053000219
                             Ref: Derivative Desk (Trade No: 1401515, 1401514,
                             1401513, 1401512, 1401508, 1401507, 1401506,
                             1401505, 1401504, 1401499, 1401498, 1401497,
                             1422849 (Internal Reference 1404672))
                             Account #: 04659360006116
Wachovia Contacts:           Settlement and/or Rate Resets:
                             1-800-249-3865
                             1-704-383-8429

                             Documentation:
                             Tel: (704) 383-4599
                             Fax: (704) 383-9139

                             Collateral:
                             Tel: (704) 383-9529
                             Please quote transaction reference number.

Payments to Counterparty:    The Bank of New York
                             ABA #: 021000018
                             GLA #: 111-565
                             Account #: 338133 STRATS Allstate Series 2006-3
                             Phone: 1-212-815-2849 Fax: 1-212-815-2850


Documentation

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of April 28, 2006, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the Master

Agreement will govern this Confirmation except as expressly modified herein.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                               Very truly yours,
                               Wachovia Bank, N.A.

                               By: /s/ Kim V. Farr
                               --------------------------------
                               Name: Kim V. Farr
                               Title: Director




                               SP__

                               Ref. No. 1401515, 1401514, 1401513, 1401512,
                               1401508, 1401507, 1401506, 1401505, 1401504,
                               1401499, 1401498, 1401497, 1422849 (Internal
                               Reference 1404672)






Accepted and Confirmed as of date first
written above:
STRATS (SM) Trust for Allstate
Corporation Securities, Series 2006-3

By:  The Bank of New York, as Trustee


By: /s/ Kevin Pennant
-------------------------------
Name: Kevin Pennant
Title: Assistant Vice President

                          SWAP TRANSACTION CONFIRMATION

[LOGO OMITTED] WACHOVIA


Date:                March 31, 2006
To:                  STRATS (SM) Trust for Allstate Corporation Securities,
                     Series 2006-3 ("Counterparty")
Address:             The Bank of New York, as Trustee
                     101 Barclay Street
                     New York NY
                     10286 USA
Fax:                 212-815-2850
Attention:           Sir or Madam
From:                Wachovia Bank, N.A. ("Wachovia")
Ref. No:             1393468, 1404674

Dear Sir or Madam:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are due for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive amount, if any, which results from the Floating Amount being subtracted from the Fixed Amount and the Floating Rate Payer shall pay the positive amount, if any, which results from the Fixed Amount being subtracted from the Floating Amount.


1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:            Interest Rate Swap
Currency for Payments:       U.S. Dollars
Notional Amount:             USD 35,000,000.00
Term:
     Trade Date:             March 31, 2006
     Effective Date:         April 28, 2006, in respect of the Fixed Amounts and
                             the Floating Amounts May 01, 2007, in respect of
                             the Interest Rate Cap
     Termination Date:       April 01, 2036

Fixed Amounts:

     Fixed Rate Payer:       Counterparty
     Period End Dates:       Semi-annually on the 1st of each May and November
                             commencing May 01, 2006, through and including the
                             Termination Date; No Adjustment.
     Payment Dates:          Semi-annually on the 1st of each May and November
                             commencing May 01, 2006, through and including the
                             Termination Date
     Business Day
     Convention:             Following
     Business Day:           New York
     Fixed Rate:             5.95%
     Fixed Rate Day Count
     Fraction:               30/360

Additional Fixed Amount:


     Fixed Amount Payer:     Wachovia
     Fixed Amount:           USD 1,469,000.00
     Payment Date:           April 28, 2006
Floating Amounts:

     Floating Rate Payer:    Wachovia
     Period End Dates:       Monthly on the 1st of each month commencing May 01,
                             2006, through and including the Termination Date;
                             No Adjustment.
     Payment Dates:          Monthly on the 1st of each month commencing May 01,
                             2006, through and including the Termination Date
     Business Day
     Convention:             Following
     Business Day:           New York
     Floating Rate Option:   USD-TBILL-H.15
     Designated Maturity:    3 Months
     Spread:                 Plus  0.80%
     Floating Rate Day
     Count Fraction:         30/360
     Reset Dates:            The Monday immediately preceding the first day of
                             each Calculation Period.
     Compounding:            Inapplicable
     Rounding convention:    5 decimal places per the ISDA Definitions.


Interest Rate Cap:

     Floating Rate Payer:    Counterparty
     Cap Rate:               8.00%
     Period End Dates:       Monthly on the 1st of each month commencing June
                             01, 2007, through and including the Termination
                             Date; No Adjustment.
     Payment Dates:          Monthly on the 1st of each month commencing June
                             01, 2007, through and including the Termination
                             Date
     Business Day
     Convention:             Following
     Business Day:           New York
     Floating Rate Option:   USD-TBILL-H.15
     Designated Maturity:    3 Months
     Spread:                 Plus  0.80%
     Floating Rate Day
     Count Fraction:         30/360
     Reset Dates:            The Monday immediately preceding the first day of
                             each Calculation Period.
     Compounding:            Inapplicable
     Rounding Convention:    5 decimal places per the ISDA Definitions.


2. The additional provisions of this Confirmation are as follows:

Calculation Agent:           Wachovia
Payment Instructions:        Wachovia Bank, N.A.
                             CIB Group, ABA 053000219
                             Ref: Derivative Desk (Trade No: 1393468, 1404674)
                             Account #: 04659360006116
Wachovia Contacts:           Settlement and/or Rate Resets:

                             1-800-249-3865
                             1-704-383-8429

                             Documentation:
                             Tel:  (704) 383-4599
                             Fax:  (704) 383-9139

                             Collateral:
                             Tel: (704) 383-9529
                             Please quote transaction reference number.
Payments to Counterparty:    The Bank of New York
                             ABA #: 021000018
                             GLA #: 111-565
                             Account #: 338133 STRATS Allstate Series 2006-3
                             Phone: 1-212-815-2849 Fax: 1-212-815-2850


Documentation

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of April 28, 2006, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                 Very truly yours,
                                 Wachovia Bank, N.A.

                                 By: /s/ Kim V. Farr
                                 -------------------------------
                                 Name: Kim V. Farr
                                 Title: Director




                                 SP__

                                 Ref. No. 1393468, 1404674






Accepted and Confirmed as
of date first written above:
STRATS (SM) Trust for Allstate
Corporation Securities, Series 2006-3

By:  The Bank of New York, as Trustee


By: /s/ Kevin Pennant
--------------------------------
Name:   Kevin Pennant
Title:  Assistant Vice President